UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
(Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934)
Date of Report (Date of earliest event reported): November 10, 2006
SOLECTRON CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

847 Gibraltar Drive, Milpitas, California		95035

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 957-8500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 Other Events
On November 10, 2006, Solectron Corporation (the “Company”) issued a press release updating its revenue guidance for the first quarter of fiscal year 2007.
A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description

99.1	Press release dated November 10, 2006 announcing revenue guidance update.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2006	Solectron Corporation
/s/ Warren Ligan
Warren Ligan
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 10, 2006 announcing revenue guidance update.